EXHIBIT 99.3


            FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
            ---------------------------------------------------------


     THIS FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT is made as of this 6th day of August, 2002 among PRIMESOURCE SURGICAL, INC., a Delaware corporation (the "Borrower"), BIMECO, INC., a Florida corporation ("Bimeco"), RUBY MERGER SUB, INC., a Delaware corporation ("Ruby") and PRIMESOURCE HEALTHCARE, INC., a Massachusetts corporation ("PrimeSource" and, together with Bimeco and Ruby, the "Guarantors") (the Borrower and Guarantors, collectively the "Loan Parties") and CITIZENS BANK OF MASSACHUSETTS (the "Bank").

     WHEREAS, the Borrower, Bimeco and the Bank are parties to an Amended and Restated Credit Agreement dated as of June 14, 1999, as amended from time to time (the "Credit Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement. The Bank is willing to amend the Credit Agreement on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration the receipt of and sufficiency of which is hereby acknowledged, the parties hereby amend the Credit Agreement as follows:

     SECTION 1.      DEFINITIONS. Section 1.01 of the Credit Agreement is hereby
     ---------       -----------
amended by:

             (A) Amending the definition of "Applicable Prime Rate" in its entirety to read as follows:

     " "Applicable Prime Rate" shall mean, until August 1, 2002, the Prime Rate plus .75% per annum, and thereafter, until the earlier of the respective maturities of the Term Credit and of the Revolving Credit or payment in full of all principal and interest due under the Term Credit, the rate per annum indicated by the following table, provided that, upon payment in full of all principal and interest due under the Term Credit, the Applicable Prime Rate for the Revolving Credit shall at all times thereafter mean the Prime Rate plus 3.00%:

    ------------------------------------------------ ---------------------------
                            Period                       Applicable Prime Rate
    ------------------------------------------------ ---------------------------
    August 6, 2002 through September 30, 2002              Prime Rate plus 3.00%
    ------------------------------------------------ --------------------------
    October 1, 2002 through December 31, 2002             Prime Rate plus 3.50%
    ------------------------------------------------ --------------------------
    January 1, 2003 through March 31, 2003                Prime Rate plus 4.00%
    ------------------------------------------------ --------------------------
    April 1, 2003 through June 30, 2003                   Prime Rate plus 4.50%
    ------------------------------------------------ --------------------------
    July 1, 2003 through September 30, 2003               Prime Rate plus 5.00%
    ------------------------------------------------ --------------------------
    October 1, 2003 through December 31, 2004             Prime Rate plus 5.50%
    ------------------------------------------------ --------------------------
    January 1, 2004 and thereafter                        Prime Rate plus 6.00%"
    ------------------------------------------------ --------------------------

          (B) Amending the definition of "EBITDA" in its entirety to read as follows:

     " "EBITDA" shall mean for any period the total of (a) the consolidated net income of PrimeSource and its Subsidiaries, plus (b) amounts paid by PrimeSource and its Subsidiaries in respect of taxes, plus (c) to the extent deducted in calculating consolidated net income, the consolidated interest, depreciation and amortization expense of PrimeSource and its Subsidiaries, plus (d) to the extent deducted in calculating consolidated net income, extraordinary expenses and non-cash expenses, all calculated in accordance with generally accepted accounting principles."

          (C)  Inserting the following definitions in alphabetical order:

     " "Availability" shall mean, at any time, the lesser of the Borrowing Base and the Maximum Revolving Credit, minus aggregate outstanding Revolving Credit Advances.

     "Excess Cash Flow" shall mean, for the applicable period, EBITDA of PrimeSource and its Subsidiaries on a consolidated basis minus the following items (to the extent not previously deducted in computing EBITDA): (i) severance payments made to John Rooney, Michael Bayley and Jim Hersma during such period, provided that the aggregate of such payments shall not exceed the amount set forth on Schedule A hereto for the applicable period, (ii) payments made during such period with respect to (A) that certain note to be made and payable to Skadden, Arps, Slate, Meagher & Flom LLP in the principal amount of $600,000, provided that the aggregate of all of such payments at any time on or after August 6, 2002 shall not exceed $600,000 ("Skadden Note") and (B) payments made with respect to that certain note payable to the Bank dated August 6, 2002 in the principal amount of $250,000 ("Amendment Fee Note") issued in connection with the Fourth Amendment to the Credit Agreement, (iii) scheduled rent payments under that certain lease with respect to the property at 3700 E. Columbia Street, Tucson AZ 85714, (iv) scheduled principal payments with respect to the Term Credit, (v) interest expense, (vi) capital expenditures, (vii) cash payments of income taxes, (viii) payments made during such period with respect to employee bonus liabilities, provided that the aggregate of all of such payments at any time after August 6, 2002 shall not exceed $150,000, and (ix) payments made with respect to transaction costs, fees and expenses incurred in connection with the Transactions or otherwise required to be paid therewith, provided that the aggregate of such costs, fees and expenses paid at any time on or after August 6, 2002 shall not exceed $475,000.

     "Transactions" shall mean those transactions contemplated by (i) the Exchange and Conversion Agreement, dated as of August 6, 2002, between PrimeSource and certain stockholders thereto and (ii) the Purchase Agreement, dated as of August 6, 2002, between PrimeSource and certain stockholders thereto."

     SECTION 2.      AMENDMENTS TO CREDIT AGREEMENT.
     ----------      -------------------------------

          (A) Section 2.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

     "Section 2.01.  The Credit.
      ------------   ----------

          Subject to the terms and conditions hereof, and in reliance on the representations and warranties contained herein, the Bank hereby establishes a credit facility in favor of the Borrower in the aggregate principal amount of $10,008,324 as set forth below (the "Credit"). The Credit shall consist of (i) a secured term loan in the principal amount of $2,008,324 (the "Term Credit"), and
(ii) a secured revolving line of credit in the maximum principal amount of $8,000,000 (the "Revolving Credit")."

          (B) Section 2.02 of the Credit Agreement is hereby amended in its entirety to read as follows:

     "Section2.02.   The Term Credit.
      ------------   ---------------

          (a)  General Terms; the Term Note. Subject to the terms and conditions
               ----------------------------
herein, on the date of the Closing the Bank shall loan the Borrower the Term Credit. All amounts owed by the Borrower with respect to the Term Credit shall be evidenced by an amended and restated promissory note of the Borrower in the principal amount of the Term Credit, dated as of August 6, 2002, in the form attached hereto as EXHIBIT 2.02(a) (the "Term Note"). The Term Credit may be prepaid in whole or in part without penalty provided however that any such payments pursuant to Section 2.02(b)(ii) shall be applied to the remaining payments under the Term Note in inverse order of maturity and any other payments shall be applied to the remaining payments under the Term Note in chronological order of maturity or, during the occurrence and continuance of an Event of Default, at the Bank's discretion.

          (b)  Payments of Principal.
               ---------------------

               (i) Unless accelerated pursuant to Article VI hereof, the principal amount of the Term Credit shall be repaid in the following manner: (A) a principal payment of $541,666 on August 6, 2002, (B) sixteen monthly installments payable on or before the last Banking Day of each calendar month in the amount of (I) $50,000 for each of the months commencing August, 2002 through January, 2003, (II) $75,000 for each of the months commencing February, 2003 through July, 2003, and (III) $100,000 for each of the months commencing August, 2003 through November, 2003, and (C) a final installment in the amount of the entire unpaid balance of the Term Credit (including principal, all accrued but unpaid interest costs and fees and any other amounts then due), due and payable on or before December 31, 2003.

               (ii) Notwithstanding, and in addition to the repayment obligations set forth in clause (i) above, commencing with the three month period ending December 31, 2002, and for each three month period thereafter (and concurrently with the delivery of the financial statements to the Bank for the last month during each such period pursuant to Section 5.06(b)), fifty percent

(50%) of Excess Cash Flow generated during such three month period shall, within thirty (30) days of the end of such period, be paid to the Bank and be applied to reduce the principal amount of the Term Credit."

          (C) Section 2.03(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

     "Section 2.03(a) General Terms. Subject to the terms and  conditions hereof
     ---------------  -------------
and provided that no default, or Event of Default, has occurred or is continuing, the Borrower may, from time to time from the date hereof up to March 31, 2004 (the "Maturity Date"), borrow and reborrow from the Bank, and the Bank shall advance funds to the Borrower as requested pursuant to Section 2.03(f) (each a "Revolving Credit Advance" and collectively, the "Revolving Credit Advances"); provided, however, that the aggregate of all Revolving Credit Advances outstanding at any time shall not exceed an amount equal to the lesser of (i) $8,000,000 (the "Maximum Revolving Credit"), or (ii) the Borrowing Base. The Revolving Credit may be prepaid in whole or in part without penalty."

          (D) Section 2.03(b) of the Credit Agreement is hereby amended in its entirety to read as follows:

     "Section 2.03(b) The Revolving Credit Note.   All  amounts  owed  by    the
     ---------------  -------------------------
Borrower with respect to Revolving Credit Advances shall be evidenced by an amended and restated revolving credit note in the principal amount of the Maximum Revolving Credit, dated August 6, 2002, in the form attached hereto as
Exhibit 2.03(b) (the "Revolving Credit Note")."

          (E) Clause (iv) of the definition of "Eligible Inventory" in Section 2.03(c) is hereby amended in its entirety to read as follows:

               "(iv) Eligible Inventory shall be reduced by the amount of any reserves for obsolete or unmerchantable inventory taken by the Bank in its sole discretion, provided that such reserves shall not exceed $1,200,000."

          (F) Section 2.04 of the Credit Agreement is hereby amended in its entirety to read as follows:

     "Section 2.04.   Interest on the Credit.
      ------------   ----------------------

          The Term Credit and the Revolving Credit Advances shall bear interest prior to the occurrence of an Event of Default or maturity (computed on the basis of the actual days elapsed over a 360-day year) at a fluctuating rate per annum equal to the Applicable Prime Rate. From and after the occurrence and continuance of an Event of Default or maturity (whether by demand, acceleration or otherwise) the unpaid principal balance of the Term Credit and the Revolving Credit shall bear interest at a fixed rate per annum equal to eighteen percent (18%) or, if such rate exceeds the maximum rate permitted by applicable law, such maximum rate. Interest on the Term Credit and the Revolving Credit shall be payable monthly in arrears on the first day of each month commencing July 1, 1999. The effective rate of interest shall change on each date on which the Prime Rate shall change.

          (G) Section 2.06 of the Credit Agreement is hereby deleted in its entirety.

          (H) Section 2.12 of the Credit Agreement is hereby amended in its entirety to read as follows:

     "Section 2.12.   Facility Fees.
      ------------    -------------

          (a)  Term Facility.  The Bank shall earn a term loan facility fee (the
               -------------
"Term Loan Facility Fee") equal to $75,000 on August 6, 2002. Commencing on September 30, 2002 and for every calendar quarter thereafter until the earlier of payment in full of the Term Credit or the maturity date of the Term Credit, the Bank shall earn an additional Term Loan Facility Fee equal to $75,000 on the last Business Day of such calendar quarter (it being understood that no portion of the Term Loan Facility Fee shall accrue during the calendar quarter in which the Term Credit is paid in full prior to the last Business Day of such calendar quarter). Subject to the following sentence, the Term Loan Facility Fees shall accrue without interest and be due and payable in cash or, if elected by the Borrower, and such election is acceptable to the Bank in its sole and absolute discretion, in a combination of cash and equivalent value of warrants to purchase shares of common stock, par value $.01 of PrimeSource Healthcare Inc., containing terms and conditions acceptable to the Bank, in its sole and absolute discretion, including, without limitation, with respect to antidilution protection and registration rights, to the Bank on or before the last Banking Day of December, 2003. The Bank agrees to forgive the following percentages of the accrued Term Loan Facility Fees based upon the date by which the Bank receives payment in full of all principal and interest due and owing under the Term Credit facility: (i) 100% if payment in full is received on or before the last Banking Day of December, 2002, (ii) 60% if payment in full is received on or before the last Banking Day of March, 2003, (iii) 40% if payment in full is received on or before the last Banking Day of June, 2003, and (iv) 10% if payment in full is received on or before the last Banking Day of September, 2003. The Borrower may extend the final payment date for all accrued Term Loan Facility Fees from on or before the last Banking Day of December, 2003 until on or before the last Banking Day of March, 2004, provided that (x) it makes a $100,000 cash payment against the principal balance of the accrued Term Loan Facility Fees on or before the last Banking Day of December, 2003, and (y) the Bank shall earn an additional $75,000 Term Loan Facility Fee which will be due and payable with all unpaid accrued Term Loan Facility Fees on or before the last Banking Day of March, 2004.

          (b)  Revolving  Credit  Facility.  The  Borrower  shall pay the Bank a
               ----------------------------
revolving credit facility fee (the "Facility Fee") from and including the Closing to the date upon which the Bank's commitment to make Revolving Credit Advances has terminated, computed at a rate of 3/8 of 1% per annum on the daily average Unutilized Revolving Commitment. Such Facility Fee shall be due and payable in arrears on the first day of each month, commencing July 1, 1999."

          (I)  Article III of the Credit Agreement is hereby amended by deleting
Section 3.05 in its entirety and substituting therefor the following:

     "Section 3.05.   No Material Adverse Change.
      ------------    --------------------------

          Except as set forth in Schedule 3.05 hereto, since the delivery of the last quarterly financial statements, beginning with the fiscal quarter ending on June 30, 2002, there has been no material adverse change in the business, assets, operation or condition (financial or otherwise) of the Borrower and its subsidiaries, taken as a whole, and the Borrower, has not paid any dividends or made any distributions on or purchased or otherwise acquired any shares of its capital stock."

          (J)  Article IV of the Credit  Agreement is hereby amended by deleting
Section 4.02 in its entirety and substituting therefor the following:

     "Section 4.02.   Conditions to Subsequent Advances.
     ------------     ---------------------------------

     Each request for a subsequent Revolving Credit Advance shall be deemed to be a representation by the Borrower to the Bank that all representations and warranties contained in Article III hereof or in any Exhibit, Schedule or Certificate attached hereto or delivered to the Bank in connection herewith were true and correct when made and continue to be true and correct as of the date of such advance (except to the extent such representations and warranties relate particularly to an earlier date), and that no Event of Default specified in
Article VI hereof, and no event which, under said Article VI with the giving of notice or the lapse of time, or both, would constitute an Event of Default, has occurred and is then continuing."

          (K) Section 5.10 of the Credit Agreement is hereby amended by deleting the word "and" at the end of subsection (f) thereof, replacing the period at the end of subsection (g) thereof with "; and", and adding the following new Section 5.10(h):

               "(h)   Indebtedness representing the Skadden Note."

          (L)  Article V of the Credit  Agreement is hereby  amended by deleting
Section 5.23 in its entirety and by deleting Sections 5.24, 5.25, 5.26, 5.27 and
5.28 in their entirety and substituting therefor the following:

     "Section 5.24.   Ratio of Total Liabilities to Net Worth.
      ------------    ---------------------------------------

     The ratio of (a) Total Liabilities to (b) Net Worth shall be, as of the last day of each fiscal quarter, equal to or less than the ratio of 1.25 to 1.

     "Total Liabilities" shall mean the sum of all liabilities of PrimeSource and its Subsidiaries, on a consolidated basis determined in accordance with generally accepted accounting principles, provided that Total Liabilities shall not include redeemable preferred stock.

     "Net Worth" shall mean the consolidated assets of PrimeSource and its Subsidiaries, on a consolidated basis, less Total Liabilities, provided that in calculating Net Worth, the cumulative effect of any writedown of goodwill pursuant to FASB 142 shall be disregarded.

     Section 5.25.    Minimum EBITDA.
     ------------     --------------

     The EBITDA of PrimeSource and its Subsidiaries on a consolidated basis for the three month period ending on the last day of each fiscal quarter indicated below, shall equal or exceed the amount set forth opposite such period:

                        Three Month Period ending
                      on the Following Quarter Ends               Minimum EBITDA
                      -----------------------------               --------------

                          September 30, 2002                        $ 450,000
                          December 31, 2002                         $ 450,000
                          March 31, 2003                            $ 450,000
                          June 30, 2003                             $ 475,000
                          September 30, 2003                        $ 525,000
                          December 31, 2003                         $ 525,000

     Section 5.26.    Maximum Capital Expenditures.
     ------------     ----------------------------

     Capital Expenditures made or incurred by PrimeSource and its Subsidiaries on a consolidated basis, shall not exceed $500,000 for each fiscal year of the Borrower.

     Section 5.27.    Minimum Cash and Availability.
     ------------   -----------------------------

     The Availability plus the cash balances of PrimeSource and its Subsidiaries on a consolidated basis as of the last day of each fiscal quarter indicated below shall exceed the amount set forth opposite such period:


                          Quarter Ending          Minimum Cash and Availability
                          --------------          -----------------------------

                          September 30, 2002                   $ 200,000
                          December 31, 2002                    $ 200,000
                          March 31, 2003                       $ 300,000
                          June 30, 2003                        $ 300,000
                          September 30, 2003                   $ 300,000
                          December 31, 2003                    $ 300,000


     Section 5.28.    Minimum Fixed Charge Coverage.
     ------------     -----------------------------

     The ratio of the (a) EBITDA of PrimeSource and its Subsidiaries on a consolidated basis for the immediately preceding three month period to (b) the sum of (i) fees and principal amortization on the Credit, plus (ii) consolidated interest expense, plus (iii) capital lease payments, plus (iv) Capital Expenditures, plus (v) cash income taxes of PrimeSource and its Subsidiaries on a consolidated basis for the immediately preceding three month period, shall, as of the last day of each fiscal quarter, equal or exceed the ratio indicated:


                      Quarter Ended                      Ratio
                      -------------                      -----

          September 30, 2002 through                   1.0 to 1.0
          September 30, 2003
          December 31, 2003                           0.9 to 1.0"

          (M) Article V of the Credit Agreement is hereby amended by the addition of the following Section 5.37 at the end thereof:

     "Section 5.37.   Equity Financing.
     ------------    ----------------

     PrimeSource   shall  raise  additional   equity   financings  of  at  least
(a)$2,250,000 on or before August 6, 2002 and (b) $850,000 during the period from August 6, 2002 through January 15, 2003, and the uses of the proceeds by PrimeSource shall be as set forth on Schedule C of the Fourth Amendment (it being understood that the source of payment for "PrimeSource Surgical Payables" (as set forth therein) shall be in the form of an unsecured, non-interest bearing intercompany demand loan from PrimeSource to the Borrower and otherwise the form of such loan shall be reasonably satisfactory to the Bank, including, without limitation, terms of subordination)."

          (N) Section 7.02 is hereby amended by deleting the notice information for the Borrower and its counsel therein and substituting therefor the following:

                 "To the Borrower:         PrimeSource Surgical, Inc.
                                           3700 E. Columbia Street
                                           Tucson, AZ 85714
                                           Attention: Chief Financial Officer"


     SECTION 3.     PROMISSORY  NOTES The Bank and the Loan Parties  acknowledge
     ---------      -----------------
and agree that the $5,000,000 Second Amended and Restated Term Note dated as of December 28, 2000 issued by the Borrower to the Bank and the $12,000,000 Second Amended and Restated Revolving Credit Note dated as of December 28, 2000 issued by the Borrower to the Bank are hereby cancelled and replaced with the $2,008,324 Third Amended and Restated Term Note (the "New Term Note") dated as of August 6, 2002 and the $8,000,000 Third Amended and Restated Revolving Credit Note (the "New Revolving Credit Note") dated as of August 6, 2002 in the form attached hereto as Exhibit 2.02(a) and Exhibit 2.03(b), respectively. The New Term Note shall evidence all amounts owed by the Borrower to the Bank with respect to the Term Credit. The New Revolving Credit Note shall evidence all amount owed by the Borrower to the Bank with respect to Revolving Credit Advances.

     SECTION 4.     BANK  WAIVER AND CONSENT  The Bank  hereby  irrevocably  (A)
     ---------      ------------------------
waives as of the date hereof those defaults and Events of Defaults under the Credit Agreement set forth on SCHEDULE B hereto and (B) consents to the consummation by the Transactions, provided that the uses of the proceeds received by PrimeSource in connection with the Transactions are as set forth on Schedule C hereto.

     SECTION 5. CONDITIONS TO EFFECTIVENESS OF FOURTH AMENDMENT This Fourth Amendment to the Credit Agreement shall become effective upon satisfaction of the following conditions:

          (A)  Fourth  Amendment.  The Loan Parties shall have  delivered to the
               ----------------
Bank an executed Fourth Amendment to the Credit Agreement.

          (B)  Equity  Financing.   PrimeSource  shall  have  entered  into  and
               -----------------
committed to consummate the Transactions.

          (C)  Principal  Repayment.  The Borrower  shall have made the $541,666
               --------------------
principal repayment due to the Bank on August 6, 2002.

          (D)  Amendment  Fee. As a fee for making this  Fourth  Amendment,  the
               --------------
Borrower shall have delivered the Amendment Fee Note to the Bank in the form attached hereto as Exhibit 5(D).

          (E)  Opinion of Counsel.  The Loan Parties shall have delivered to the
               ------------------
Bank an opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Loan Parties in form and substance reasonably satisfactory to the Bank.

          (F)  Resolutions.  Copies of the resolutions of the Board of Directors
               -----------
of each of the Loan Parties authorizing the execution, delivery and performance of this Fourth Amendment and any other Credit Document to which each is a party in connection herewith certified by an officer of each such Loan Party (which certificate shall state that such resolutions are in full force and effect) shall have been delivered to the Bank.

          (G)  Incumbency.  Certificates  of an  officer  of the  Loan  Parties,
               ----------
certifying the name and signatures of the officers of the Loan Parties to sign this Fourth Amendment and the other Credit Documents to be delivered on or about the date hereof to which the Loan Parties are a party shall have been delivered to the Bank.

          (H)  Organization.   Certified   copies   of   the   Certificates   of
               ------------
Incorporation, as amended, of each of the Loan Parties shall have been delivered to the Bank.

          (I)  By-Laws.  Copies  of the  By-laws  of  each of the  Loan  Parties
               -------
certified by an officer of each such Loan Party (which certificate shall state that such By-laws are in full force and effect) shall have been delivered to the Bank.

          (J)  Existence,   Qualification   and  Good   Standing   Certificates.
               ----------------------------------------------------------------
Certificates of good standing and legal existence for the Loan Parties of recent date issued by the governmental authority of each such Loan Party's state of incorporation shall have been delivered to the Bank.

          (K)  Additional  Documentation.  Delivery  to the  Bank of such  other
               -------------------------
documents as the Bank or its special counsel shall reasonably require.


     SECTION 6.     MISCELLANEOUS.
     ---------      -------------

          (A) The Loan Parties hereby confirm to the Bank that the representations and warranties of the Borrower set forth in Article III of the Credit Agreement (as amended and supplemented hereby) are true and correct as of the date hereof, as if set forth herein in full except to the extent such representations and warranties relate particularly to an earlier date.

          (B) The Loan Parties have reviewed the provisions of this Fourth Amendment and all documents executed in connection therewith or pursuant thereto or incident or collateral hereto or thereto from time to time and after giving effect to this Fourth Amendment there is no Event of Default under the Credit Agreement, and no condition which, with the passage of time or giving of notice or both, would constitute an Event of Default thereunder.

          (C) The Loan Parties agree that each of the Credit Documents shall remain in full force and effect after giving effect to this Fourth Amendment. The granting of the liens and security interests under the Security Agreement and Guarantor Security Agreements secures all the obligations of the Loan Parties under the Credit Documents, as amended by this Fourth Amendment.

          (D) The Loan Parties represent and warrant that the execution, delivery or performance by the Loan Parties of any of the obligations contained in this Fourth Amendment or in any other Credit Document do not require the consent, approval or authorization of any person or governmental authority or any action by or on account of with respect to any person or governmental authority.

          (E) The Loan Parties agree, jointly and severally, to pay all the Bank's reasonable expenses in preparing, executing and delivering this Fourth Amendment to Credit Agreement, and all related instruments and documents, including, without limitation, payment upon the closing of the Fourth Amendment of all reasonable fees and out-of-pocket expenses of the Bank's special counsel, Goodwin Procter LLP, in the amount of $45,000.

          (F) This Fourth Amendment to Credit Agreement and the Amendment Fee Note shall be Credit Documents and shall be governed by and construed and enforced under the laws of The Commonwealth of Massachusetts without regard to principles relating to choice of law.

          (G) The Guarantors agree and acknowledge that the Guaranty Agreements (as such term is amended by this Fourth Amendment) shall continue to guarantee, among other things, the prompt payment when due of all of the Borrower's obligations to the Bank, including without limitation the Obligations (subject to the limitations with respect to recourse set forth in the Limited Guaranty), and otherwise remain in full force and effect.

          (H)  The Loan Parties acknowledge and agree that:

               (i) the liabilities and obligations arising out of the Credit Documents and all documents related thereto other than any forbearance agreement among the parties (collectively, the "Loan Documents") are valid obligations of the parties thereto;

               (ii) the liabilities and obligations arising out of the Loan Documents are joint and several obligations of each Guarantor in accordance with and as limited by their respective guaranty agreements with respect thereto;

               (iii)the liens and security interests granted to the Bank pursuant to the Loan Documents remain valid, perfected and enforceable; and

               (iv) except to the extent that the Bank has expressly agreed to limit its rights under this Fourth Amendment, the Bank may enforce the payment of the liabilities and the performance of the obligations of the Loan Parties as set forth in the Loan Documents and as provided by applicable law. All rights and remedies available to the Bank either under the Loan Documents, at law or in equity, are preserved except as expressly waived herein.

          (I) The Borrower shall not be entitled to LIBOR Rate Loans for any advances under the Credit Documents.

          (J) Until all of the obligations of the Borrower to the Bank have been paid in full in cash, the Borrower shall furnish to the Bank not later than two (2) business days following the end of each weekly accounting period a Borrowing Base Certificate completed and signed by the Borrower's Chief Financial Officer or Chief Restructuring Officer.

          (K) Each Loan Party stipulates and agrees that each of the Loan Documents and this Fourth Amendment are products of and result from arms length negotiations between the parties and that neither the Bank nor any other party has exerted or attempted to exert improper or unlawful pressure in connection with the execution of this Fourth Amendment, or any of the Loan Documents. Without in any way limiting the foregoing, each of the parties hereto stipulate and agree that at all times during the course of the negotiations surrounding the execution and delivery of the Loan Documents and this Fourth Amendment, they have, to the extent deemed necessary or advisable in their sole discretion, been advised and assisted by competent counsel of their own choosing, that counsel has been present and actively participated in the negotiations surrounding the Loan Documents and this Fourth Amendment.

          (L) The Loan Parties agree that, until all of the Loan Parties' liabilities and obligations to the Bank under the Loan Documents have been fully satisfied, in the event that Bradford C. Walker is no longer acting as President or Chief Executive Officer of the Borrower and/or PrimeSource, as the case may be, and substantially working in such capacity, it shall be considered an Event of Default under the Credit Agreement unless the Borrower shall (i) within the initial 30 day period after the occurrence of such event, procure an interim crisis manager and/or (b) within 90 days after such initial period, propose a replacement President and/or Chief Executive Officer for the Borrower and/or PrimeSource, as the case may be, acceptable to the Bank in its reasonable discretion.

          (M) This Fourth Amendment represents the entire agreement among the parties hereto relating to this Fourth Amendment, and supersedes all prior understandings and agreements among the parties relating to the subject matter of this Fourth Amendment, including, without limitation, all forbearance agreements among the parties. To the extent not otherwise set forth herein, the Loan Parties hereby remise, release, acquit, satisfy and forever discharge the Bank, its agents, employees, officers, directors, predecessors, attorneys and all others acting on behalf of or at the direction of the Bank, of and from any and all manner of actions, causes of action, suit, debts, accounts, covenants, contracts, controversies, agreements, variances, damages, judgments, claims and demands whatsoever, in law or in equity, which any of such parties ever had, now have or can, shall or may at any time have against the Bank, its agents, employees, officers, directors, attorneys and all persons acting or purporting to act on behalf of or at the direction of the Bank ("Releasees"), for, upon or by reason of any matter, cause or thing whatsoever through the date hereof.
Without limiting the generality of the foregoing, the Loan Parties waive and affirmatively agree not to allege or otherwise pursue any defenses, affirmative defenses, counterclaims, claims, causes of action, setoffs or other rights they do, shall or may have as of the date hereof, including, but not limited to, the rights to contest: (a) the right of the Bank to exercise the rights and remedies described in the Loan Documents; (b) any provision of the Loan Documents; (c) the liens, pledges, assignments, security interests and other collateral or security granted by the Loan Documents; or (d) any conduct of the Bank or Releasees.

                            [Execution page follows]

     IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment to the Credit Agreement under seal as of the date first above written.

                                          BORROWER:

                                          PRIMESOURCE SURGICAL, INC.


                                          By:/s/  Bradford C.Walker
                                             -----------------------------------
                                             Name:  Bradford C. Walker
                                             Title:    President


                                          GUARANTORS:

                                          BIMECO, INC.


                                          By:/s/  Bradford C. Walker
                                             -----------------------------------
                                              Name:  Bradford C. Walker
                                              Title:    President



                                          RUBY MERGER SUB, INC.


                                          By:/s/  Bradford C. Walker
                                             -----------------------------------
                                              Name:  Bradford C. Walker
                                              Title:    President


                                          PRIMESOURCE HEALTHCARE, INC.


                                          By:/s/  Bradford C. Walker
                                             -----------------------------------
                                              Name:  Bradford C. Walker
                                              Title:    President


                                          BANK:

                                          CITIZENS BANK OF MASSACHUSETTS


                                          By:  /s/  Christopher G. Daniel
                                             -----------------------------------
                                              Name:  Christopher G. Daniel
                                              Title:    Vice President

                                 Schedule A

                          Quarterly Severance Payments



                                                  Aggregate Severance
                                                  -------------------
                    Quarter Ending                     Payments
                    --------------                     --------

               September 30, 2002                      $    165,000

               December 31, 2002                       $    150,300

               March 31, 2003                          $    120,900

               June 30, 2003                           $     81,900

               September 30, 2003                      $     42,900

               December 31, 2003                       $     28,600

               Thereafter                              $          0

                          Schedule B: Events of Default
                          -----------------------------

A. Section 5.01 (Payments of Amounts Due through the date hereof).

B. Section 5.23 (Continuance of Key-Man Life Insurance): Key-Man life insurance policies on the lives of John Rooney and Mich Bayley were cancelled when they were terminated as employees.

C. Section 5.25 (Minimum EBITDA):

* Required level was $750,000 for the three month period ending 9/30/01; Borrower failed to meet the minimum

* Required level was $725,000 for the three month period ending 12/31/01; Borrower failed to meet the minimum

* Required level was $750,000 for the three month period ending 3/31/02; Borrower failed to meet the minimum

* Required level was $725,000 for the three month period ending 6/30/02; Borrower failed to meet the minimum


D. Section 5.27 (Minimum Liquidity Ratio):

* Required level was 1.0 to 1.0 for the three month periods ending 12/31/01, 3/31/02, and 6/30/02; Borrower failed to meet the minimum


E. Section 5.28 (Minimum Fixed Charge Coverage):

* Required level was 1.0 to 1.0 for the three month periods ending 9/30/01, 12/31/01, 3/31/02, and 6/30/02; Borrower failed to meet the minimum


F. Section 6(a) (Payment Default): Failure to pay the Obligations prior to the date hereof.

G. Section 6(e) (Default of Covenants): Certain covenants were breached, as set forth in this schedule.

H. Secton 6(j) (Material Adverse Change): Solely as a result of financial covenant defaults set forth in this schedule.

                                   Schedule C
                                   ----------

                                  Uses of Funds

                                  Schedule 3.05
                                  -------------

                            Material Adverse Changes



                                      None

                                 Exhibit 2.02(a)

                              Form of New Term Note

                                 Exhibit 2.03(b)
                                 ---------------

                        Form of New Revolving Credit Note

                                  Exhibit 5(D)
                                  ------------

                           Form of Amendment Fee Note


                                       20